EXHIBIT 21.1

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE

MESSER GROUP STRUCTURE


Goldman Sachs Managed Funds:
GS Capital Partners, L.P. (56.60%)
GS Capital Partners 2000 Employee Fund, L.P. (18.00%)
GS Capital Partners 2000 Offshore, L.P. (20.60%)
GS Capital Partners GmbH & Co Beteiligungs KG (2.40%)
Stone Street Fund 2000, L.P. (2.00%)
Bridge Street Special Opportunities Fund 2000, L.P. (0.40%)
Allianz Capital Partners GmbH (Germany)
Messer Industrie GmbH (Germany)
33.665%
33.665%
32.67%
Messer Griesheim Group GmbH (Germany)
Messer Griesheim Holding AG (Germany)
Messer Griesheim GmbH (Germany)


Messer Griesheim GmbH (Germany)
Continued on page 3
60%
Messer Algérie SPA (Algeria)
Messer Australia Pty. Ltd. (Australia)
3.26%
Kingstream Steel Limited (Australia)
Messer Austria GmbH (Austria)
Laborex-Sanesco medizinisch technische Geräte AG (Austria)
51%
Messer Mostar Plin d.o.o. (Bosnia Herzegovina)
51%
Messer Sarajevo Plin d.o.o. (Bosnia Herzegovina)
51%
Messer Chimco Gas OOD (Bulgaria)
99.96%
Messer Croatia Plin d.d. (Croatia)
Messer Technogas spol. sr.o. (Czech Republic)
85%
Hoyer Praha Medizintechnik s.r.o. (Czech Republic)
70%
MG Odra Gas spol.sr.o. (Czech Republic)


Messer Griesheim GmbH
(Germany)
Continued on page 4
45%
Messer Gases Suez S.A.E.
(Egypt)
49.60%
Messer Egypt S.A.E.
(Egypt)
46.32%
Messer Gases Dekheila Co. S.A.E.
(Egypt)
51%
Messer Primeco Limited
(Gibraltar)
50%
Messer de El Salvador, SA de C.V.
(El Salvador)
Messer Suomi Oy
(Finland)
50%
Elme Messer Gaas A.S.
(Estonia)
MG Facilities (Management) Limited
(Great Britain)
98.02%
Special Gases Hellas S.A.
(Greece)
Messer Gas Technologies L.L.C.
(Egypt)
Messer El Salama for Industrial & Medical Gases S.A.E .
(Egypt)
45%
Messer Gases Suez S.A.E.
(Egypt)
Messer Gases 10th of Ramadan S.A.E.
(Egypt)
Messer Primeco FZE Ltd.
(United Arab Emirates)
Elme Messer K OOO
(Russia)
Elme Messer L SIA
(Latvia)
Elme Messer Lit UAB
(Lithuania)
51%
Elme Messer Metalurgs SIA
(Latvia)
Nuklono Energektik UAB
(Lithuania)
75.58%
Trolis UAB
(Lithuania)
38.93%
61.07%
Messer Hellas S.A.
(Greece)


Messer Griesheim GmbH (Germany)
Continued on page 5
75%
Oxysaar Hüttensauerstoff Ges. mbH (Germany)
50%
Sauerstoff und Stickstoff Rohrleitungs-gesellschaft mbH (Germany)
50%
Hoesch Messer Griesheim Verwaltungs-gesellschaft mbH (Germany)
Belegschaftshilfe MG GmbH (Germany)
50%
Cryotec Tief-und Tiefst temperatur-technik GmbH (Germany)
Messer International GmbH (Germany)
51%
Buse Gase GmbH & Co. (Germany)
MGVG Messer Griesheim Versicherungs-vermittlungs-gesellschaft (Germany)
50%
Technische Gase Hoesch Messer Gries-heim GmbH & Co. KG. (Germany)
51%
Buse Gase Verwaltungs GmbH (Germany)
Messer Gries-heim Schweiss technik Verwaltungs GmbH (Germany)
49%
CarboTech-Anlagenbau GmbH (Germany)
Messer Griesheim Industries, Inc. (USA)
99.99%
0.01%
Messer Griesheimdo Brasil Ltda. (Brasil)
0.01%
Messer Trinidad & Tobago Limited * (Trinidad and Tobago)
Messer Griesheim Industries of Canada, Inc. (Canada)
20%
CerOx Corporation (USA)
GVP, Inc. (USA)
AGS Trindad & Tobago Ltd. (Trinidad and Tobago)
MG Generon, Inc. (USA)
50%
Constar, LLC (USA)
50%
MG CO2 St Paul, LLC (USA)
90%
Messer GT & S LP (USA)
0.37%
99.63%
Messer Argentina S.A. (Argentina)
80%
Distribuidora de Oxigeno del Sur S.A. (Argentina)
Oxygene Plus, Inc. (Canada)
Ontario Inc (Canada)
50%
50%
Concord Oxygen Inc. (Canada)
49%
International Nitrogen Services, LLC (USA)

*See also page 11. 99.9% held by MGG.


Messer Griesheim GmbH (Germany)
Continued on page 6
SL-Mobilien-Leasing GmbH & Co. Rhein Ruhr oHG (Germany)
60%
Buse Gase Dettmannsdorf GmbH (Germany)
Messer Medical GmbH (Germany)
Mahler AGS GmbH (Germany)
Messer AGS GmbH (Germany)
56%
Fantasy GmbH (Germany)
51%
Widmann Gase Gesellschaft mbH (Germany)
6.32%
Hamborner Schachtofen Gbr (Germany)
Sauerstoffvertrieb Wilhelm Geldbach GmbH & Co. KG (Germany)
Wilhelm Geldbach Geschäftsführung GmbH (Germany)
51%
Messer Nippon Sanso GmbH & Co. KG (Germany)
51%
Messer Nippon Sanso Verwaltung GmbH (Germany)
Home Care GmbH (Germany)
75%
MTS Schmidt GmbH (Germany)
Sanesco Medizintechnik Vertriebs GmbH (Germany)
75.40%
erwe-tec Technik für Medizin und Therapie GmbH (Germany)
Vital Medizintechnik GmbH (Germany)
75%
Messer Nippon Sanso Ltd (Great Britain)
Messer Nippon Sanso GmbH (Austria)


Messer Griesheim GmbH
(Germany)
Continued on page 7
VR-LEASING MEGARA GmbH & Co. Mobilien OHG
(Germany)
Messer Cryotherm Verwaltungs GmbH
(Germany)
50%
EnGa GmbH
(Germany)
Messer Cryotherm GmbH & Co. KG
(Germany)
Servigil S.A.
(Guatemala)
50%
Messer de Centroamerica S.A.
(Guatemala)
50%
Messer de Honduras S.A. de C.V.
(Honduras)
Messer Hungarogáz Kft
(Hungary)
75%
Messer Mol Gaz Kft.
(Hungary)
90%
P.T. Aneka Gas Industri
(Indonesia)
Geogas S.r.l.
(Italy)
50%
50%
25%
Carbox S.A.
(Guatemala)
Gases Industriales, S.A. de C.V. (Honduras)
(Honduras)
Coxgas, S.A. de C.V.
(Honduras)
65%
35%
PT Aneka Messer Industrial Gases
(Indonesia)
51%
PT Udiana Bina Gas Industri
(Indonesia)
50%
Carbox de Nicaragua S.A.
(Nicaragua)


Messer Griesheim GmbH
(Germany)
Continued on page 8
Italfilo Engineering S.r.l.
(Italy)
49%
Goyal MG Gases Limited
(India)
50%
Messer MS Gas Ltd
(Korea)
75%
Messer Korea Limited
(Korea)
Messer Vardar Technogas d.o.o.
(Macedonia)
Messer Malaysia Sdn Bhd
(Malaysia)
49%
Secomex Manufacturing (M) Sdn Bhd
(Malaysia)
Messer Griesheim de Mexico S.A. de C.V.
(Mexico) *
50%
Messer de Nicaragua SA.
(Nicaragua)
100%
Messer Gases del Peru S.A.C.
(Peru)
91.90%
P.Messer Gases S.A.
(Peru)
Morgan Securities & Credits Pvt. Ltd
(India)
Morgan Trade & Commerce Ltd.
(British Virgin Islands)
49%
13.72%
Mega Mount Industrial Gases (M) Sdn Bhd
(Malaysia)
51%
Messer Holdings Limited
(British Virgin Islands)
50%
Bombay Oxygen Corporation Limited
(India)

*0.01% held by Messer Griesheim Industries Inc as depositary trustee.



Messer Griesheim GmbH (Germany)
Continued on page 10
51%
Messer Magnicom Gaz S.R.L. (Romania)
39%
Diogenes Neunzeunte Vermogensverwaltungs GmbH (Germany)
Messer Asia-Pacific Pte. Ltd. (Singapore)
Messer Tatragas spol. sr.o. (Slovak Republic)
51%
Messer Slovnaft s.r.o. (Slovak Republic)
91.24%
Messer Slovenija d.o.o. (Slovenia)
Fedgas (Proprietary) Limited (South Africa)
51%
Messer Industrial Gases (Private) Limited (Sri Lanka)
50%
Hydrogas-Messer AB (Sweden)
Messer Taiwan Co. Ltd. (Taiwan)
50%
Messer TPO Enterprise Co. Ltd (Taiwan)
Messer Holdings (Thailand) Co., Ltd (Thailand)
50%
Singapore Syngas Pte. Ltd. (Singapore)
Messer Singapore Pte. Ltd. (Singapore)
51%
Progas spol sr.o. (Slovak Republic)
40%
Fedhak Industrial Services (Proprietary) Limited (South Africa)
Weldcut Equipment (Proprietary) Limited (South Africa)
50%
Messer Namibia (Proprietary) Limited (Namibia)
80%
Dragongas Centre (Proprietary) Limited (South Africa)
Fedgas SA (Proprietary) Limited (South Africa)
30%
45%
Messer Industrial Gases (Thailand) Co. Ltd. (Thailand)
6.765%
93.235%
ASPA Joint Venture Syndicate No 1 (South Africa)


Messer Griesheim GmbH
(Germany)
Continued on page 11
Messer Schweiz Verwaltungs AG
(Switzerland)
99.68%
80%
Messer Technik Gazlar Sanayi ve Ticaret Sti
(Turkey)
Messer Nederland B.V.
(The Netherlands)
Messer Zimbabwe (Private) Limited
(Zimbabwe)
Messer Vietnam Industrial Gases Co. Ltd.
(Vietnam)
55%
Messer Aligaz Holding AS
(Turkey)
67%
Messer Haiphong Industrial Gases Co. Ltd.
(Vietnam)
60%
Technogas AD
(Serbia)
50.50%
Sauerstoff-werk Lenzburg AG
(Switzerland)
0.32%
Messer Finance SA
(Luxembourg)
Messer Italia S.p.A.
(Italy)
99.99%
Messer France S.A.
(France)
89.97%
Messer Carburos S.A.
(Spain)
99.41%
Messer Belgium N.V.
(Belgium)
Messer U.K. Ltd.
(Great Britain)
Aligaz EGE Sanayi Gazlari AS
(Turkey)
Aligaz Sanayi Gazlari AS
(Turkey)
Assan Asetilen Ve Sinai Gazlar AS
(Turkey)
50%
Technogas Hellas S.A.
(Greece)
60%
Technogas-TUB AD **
(Serbia)
Vollmar & Schatzmann AG
(Switzerland)
Messer Schweiss-technik AG
(Switzerland)
50%
Soprogaz S.N.C.
(France)
Messer Santé E.U.R.L.
(France)
99%
Messer Production S.C.S.
(France)
Air Gas Production Limited
(Great Britain)
Messer Drinks Dispense Limited
(Great Britain)


Messer Griesheim GmbH
(Germany)
99.99%
Messer Trinidad & Tobago Limited *
(Trinidad and Tobago)
42.71%
Neal and Massy Gas Products, Limited
(Trinidad and Tobago)
Messer Gases S.A.
(Venezuela)
24.92%
Jamaica Oxygen & Acetylene Ltd.
99.96%
Trintogas Limited
(Trinidad and Tobago)
99.99%
Industrial Gases Limited
(Trinidad and Tobago)
82.98%
Trintogas Carbonics Limited
(Trinidad and Tobago)
13%
Demerara Oxygen Company Ltd
(Trinidad and Tobago)
51%
Messer Gases y Productos S.A.
(Venezuela)
61.20%
Messer Gases Andinos C.A
(Venezuela)
51%
Messer Gases Lara S.A.
(Venezuela)
50%
Consorcio Crigenico Monagas C.A.
(Venezuela)